                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
A Farewell from the Chairman.....................  3
Performance Results..............................  4
Glossary of Terms................................  5
Portfolio Management Review......................  6
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 10
Statement of Operations.......................... 11
Statement of Changes in Net Assets............... 12
Financial Highlights............................. 13
Notes to Financial Statements.................... 16

GGS SAR 1/99

                             LETTER TO SHAREHOLDERS

December 21, 1998

Dear Shareholder,
    The past decade has been a
remarkable time for investors.
Together, we've witnessed one of the
greatest bull markets in investment                     [PHOTO]
history, unprecedented growth in
mutual fund investing, and a surge in
personal retirement planning. The
coming millennium promises to hold        DENNIS J. MCDONNELL AND DON G. POWELL
even more opportunities.
    To lead us into this new era of
investing, we are proud to announce
that Richard F. Powers III has joined
Van Kampen as President and Chief Executive Officer, and he will assume the additional role of Chairman of Van Kampen in 1999. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. Dick Powers brings 27 years of experience in the financial services industry, including vast expertise in product management, strategic planning, and brand development. While at Morgan Stanley Dean Witter, he developed many of the firm's core products and services.
    You'll hear more from Dick Powers in the coming months as he becomes increasingly involved in matters related to your fund and joins Dennis McDonnell in addressing you in future shareholder reports. (See Don Powell's farewell to shareholders on page 3.)

ECONOMIC REVIEW
    The economic picture changed from rosy to uncertain during the reporting period, as the Asian financial crisis led to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during the past several months. With this backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-cap stocks and government bonds. In recent weeks, however, the global financial situation has improved as dozens of foreign central banks have reduced interest rates in an effort to stimulate their economies.
    Despite the global turmoil, the United States experienced only a moderate slowdown in growth. In response to declining corporate profits and mounting international concerns, the Federal Reserve lowered interest rates three times, with 0.25 percent cuts in the federal funds rate in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing, albeit slowly. A continuation of low inflation--only a 1.5 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and keep inflation-adjusted interest rates attractive.

                                                            Continued on page  2

MARKET OVERVIEW
    A number of foreign central banks followed the U.S. Federal Reserve's lead and lowered interest rates during the reporting period. In fact, there were more than 40 central bank easings worldwide in October and November, creating an excellent environment for global government securities. In addition to benefiting from lower interest rates, these bonds performed well as a result of the global flight to quality as investors pulled assets from riskier investments and diverted them to government bonds. In fact, the U.S. Treasury bond was considered one of the most attractive places to invest by both domestic and international investors, propelling the 30-year Treasury bond to 4.71 percent in October--its lowest yield since the federal government began selling these bonds in 1977. This increased demand for high-quality government bonds kept yields low in most parts of the world, resulting in significant price appreciation for older, higher-yielding bonds purchased prior to the rate cuts.

OUTLOOK
    We anticipate that the U.S. economy will continue to grow at a moderate pace and that inflation will remain low. The global financial situation is already showing signs of improvement, although the road to recovery will be steep and slow. It should be aided in January by the launch of the euro, the new European transnational currency.
    In addition, we believe the global bond market may experience short-term volatility given the continued weakness in global economic conditions. However, we still anticipate high demand and low yields for government bonds as investors show their preference for the relative safety of these securities. In the long-term, we are optimistic that the stock market will continue its record growth, although we anticipate significant volatility as the strength of the market is tested. With declining profits and limited pricing power, many corporations may produce disappointing earnings in 1999. Combined with growing questions about corporate and government reactions to the Y2K computer problem, we could see an increasingly nervous market by mid-year.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[sig]
Don G. Powell

Chairman
Van Kampen Asset Management Inc.

[sig]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

                          A FAREWELL FROM THE CHAIRMAN

                         -----------   -   -----------

Dear Shareholder,
    Since I became president and chief executive officer in 1987, much has changed in our business. However, one thing has remained constant through these years--my commitment to you, the fund shareholder. Through the many events at Van Kampen that have marked the passage of time--including several mergers, company name changes, and leadership changes--we have always focused on providing superior investment results and the highest level of customer service to help you meet your investment objectives. I'm proud to say that during my tenure, Van Kampen won eight consecutive awards for high-quality customer service--more consecutive service awards than any other firm in the financial services industry.(1) My successor, Dick Powers, shares this commitment to meeting your needs and providing innovative and efficient ways to help you work with your financial advisor to reach your financial goals.
    Although my official retirement begins on January 1, 1999, I will remain active in the industry and the community. I plan to continue my service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and I will remain a trustee of your Fund.
    In closing, I want to say farewell to all of you. Thank you for your support of Van Kampen over the years and for giving me the opportunity to serve you.

Best wishes,

[sig]

Don G. Powell

                         -----------   -   -----------

(1)American Capital, which merged with Van Kampen in 1995, received the DALBAR Service Award annually from 1990 to 1994. The award was called the Quality Tested Service Seal until 1997.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED NOVEMBER 30, 1998

                  VAN KAMPEN GLOBAL GOVERNMENT SECURITIES FUND

                                           A SHARES  B SHARES  C SHARES
 TOTAL RETURNS
Six-month total return based on NAV(1)...     7.71%     7.25%     7.32%
Six-month total return(2)................     2.55%     3.25%     6.32%
One-year total return(2).................     5.27%     5.62%     8.71%
Five-year average annual total
return(2)................................     3.38%     3.36%     3.61%
Life-of-Fund average annual total
return(2)................................     4.59%     4.56%     4.49%
Commencement Date........................  11/15/91  11/15/91  04/12/93

 DISTRIBUTION RATE AND YIELD

Distribution rate(3).....................     5.43%     4.91%     4.95%
SEC Yield(4).............................     3.37%     2.62%     2.61%

N/A-Not Applicable.

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending November 30, 1998.

See the Prior Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Market volatility may have adversely affected fund performance since November 30, 1998. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

BOND: A debt security issued by a government or corporation that generally pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

EUROPEAN MONETARY UNION (EMU): A group of European countries creating one currency for the entire region.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

YIELD: The annual rate of return on an investment, expressed as a percentage.
    For bonds and notes, the yield is the annual interest divided by the market price.

                          PORTFOLIO MANAGEMENT REVIEW

                  VAN KAMPEN GLOBAL GOVERNMENT SECURITIES FUND

We recently spoke with the management team of the Van Kampen Global Government Securities Fund about the key events and economic forces that shaped the markets during the past six months. The team is led by portfolio managers Michael B. Kushma, J. David Germany, and Paul F. O'Brien, Morgan Stanley Dean Witter Investment Management Inc., subadviser to the Fund. The following excerpts reflect their views on the Fund's performance during the six-month period ended November 30, 1998.
   Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE SIX-MONTH PERIOD ENDED NOVEMBER 30, 1998?

   A Because interest rates continued to decline during the past six months in all of the major government bond markets, we experienced favorable conditions in most of the markets in which we invest. Continued weakness in Asia, primarily in the Japanese banking system, spread to Russia and Latin America during the period and increased investor demand for high-quality, investment-grade government bonds, which included bonds in the United States and Germany. In addition, fears caused by weakness in the U.S. equity markets during August led to a gradual decline in the strength of the U.S. dollar compared to European currencies and the Japanese yen.

   Q MANY BELIEVE THAT THE U.S. FEDERAL RESERVE BOARD HAS BEEN LOWERING INTEREST RATES TO HELP STABILIZE THE GLOBAL ECONOMY. WHAT IS YOUR OPINION?

   A Although the global economy may benefit from such moves, the Fed's purpose is not to rescue foreign currencies, banks, and governments. In reality, weakness in the U.S. equity market hinted that the Asian and Russian problems were beginning to affect the U.S. banking system. In addition, the September collapse of Long Term Capital Management, a high-profile hedge fund, was the equivalent of a large U.S. bank going bankrupt. As a result, the Fed feared that banks would begin to curtail credit and cause a severe credit contraction in the U.S. economy.
    During the latter portion of the period, three reductions by the Fed lowered interest rates by a total of 0.75 percent (75 basis points). In addition to helping protect the U.S. banking system from a credit crunch, the reduction of U.S. interest rates should provide liquidity and a level of stability to the global financial system as capital should begin to flow out of the United States.

   Q  HOW DID ALL OF THIS AFFECT THE FUND DURING THE PERIOD?

   A The Fund benefited because all of its assets were invested in the government bonds of industrialized countries. Two positions that helped the Fund during the period were large positions in the United States and Germany.

    Investing heavily in Germany was our strategy to take advantage of the convergence of interest rates in the European market. With European economic and monetary union (EMU) beginning in January 1999, interest rates have declined throughout Europe. As a result, we felt that investing large positions in multiple European markets would not yield additional opportunities. Because Germany is considered the dominant country in Europe, however, we felt that it would benefit from the flight toward high-quality investments, and it did.
    In addition, the Fund benefited during the second half of the period from a decline in value of the U.S. dollar relative to other currencies. During this time we had approximately 60 percent of the Fund invested in assets outside the United States.

   Q  WHAT ABOUT DISAPPOINTMENTS?

   A Our exposure to Australia, Sweden, and Denmark did not help the Fund's performance. Because these three markets are smaller and less liquid than major industrialized markets such as the United States and Germany, they are viewed as riskier and were hurt by the flight toward higher-quality government bonds.
    One market that we missed that performed well due to the flight toward high-quality government bonds was France. But, we were comfortable with our decision because its performance was similar to that of Germany, our European overweight position.

   Q  HOW HAS THE FUND PERFORMED DURING THE REPORTING PERIOD?

   A We are pleased with the total return generated by Fund during the past six months. For Class A shares at net asset value, the Fund generated a total return of 7.71 percent(1) for the six months ended November 30, 1998, and a total return of 10.54 percent(1) for the 12 months ended November 30, 1998. By comparison, the J.P. Morgan Global Traded Government Index generated a total return of 9.90 percent and 13.06 percent for the same six-month and 12-month periods, respectively. This is a broad-based index composed of major foreign and U.S. government bonds, weighted by the total market value of each country's securities. It reflects variations in currency value with all results measured in U.S. dollar terms. This index does not reflect any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Please refer to the chart on page 4 for additional Fund performance results.

   Q IN ADDITION TO THE FED'S MOVE TO LOWER U.S. INTEREST RATES, ARE THERE ANY ADDITIONAL DEVELOPMENTS THAT AFFECTED OR COULD AFFECT THE GLOBAL ECONOMY?

   A We believe that in addition to the Fed's move to lower interest rates, several other developments helped stabilize the global economic situation. In October, the United States and other major industrial countries agreed to replenish the International Money Fund (IMF), Brazil's reelection of President Cardoso was viewed as positive news for financial markets, and the Japanese announced a major bank bailout package.
    While we view these developments as positive, many questions that we will monitor still remain. We don't expect Japan's bank bailout package to have much of an effect on that country's short-term macroeconomic performance. In addition, we are concerned that Brazil, with its fixed exchange-rate policy, may be vulnerable to exchange rate collapse and a possible recession during the next year. This would, in turn, place downward economic pressure on the rest of Latin America, including Mexico.
    Despite what are still strong economic conditions in the United States, recent moves by the Fed indicate that it is concerned about the economy's performance in the future. Going forward, we expect the Fed to continue monitoring interest rates, but we don't expect further action until early 1999.

   Q  IN RESPONSE TO THIS, HOW HAVE YOU POSITIONED THE FUND?

   A We currently have large positions in foreign currencies but expect to maintain an underweight position in the Japanese yen. Given the Bank of Japan's strategy--attempting to create inflation and lower interest rates by printing additional currency--we don't expect the yen to strengthen as much as it has in recent months.

    During the next six months, we expect interest rates worldwide to drop further and we anticipate opportunities between the major regions. For example, we may look to reduce European market interest rate exposure and move that exposure toward the U.S. market, but will also remain cautious due to the unsettled global economic situation.

   Q  WILL THE ARRIVAL OF EMU AFFECT ANY OF YOUR STRATEGIES?

   A We don't expect EMU to affect the Fund's positioning. We believe that since the May announcement of the 11 participant nations most of the financial implications from EMU have already been reflected in the market.
    We do expect, however, to monitor the actions of the new European Central Bank (ECB). Because the goal of the ECB will be to gain credibility for the new euro currency, we anticipate that the ECB's policies will be cautious in the early stages of monetary union. This could put downward pressure on the European economy and may provide additional opportunities in high-quality government bond markets. Therefore, in the coming months we expect to emphasize the core markets within Europe, including Germany, the United Kingdom, and France.

[SIG]
Michael B. Kushma

Portfolio Manager
Morgan Stanley Dean Witter
Investment Management Inc.

[SIG]
J. David Germany

Portfolio Manager
Morgan Stanley Dean Witter
Investment Management Inc.

[SIG]
Paul F. O'Brien

Portfolio Manager
Morgan Stanley Dean Witter
Investment Management Inc.

                                                  Please see footnotes on page 4

                            PORTFOLIO OF INVESTMENTS

                         November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                   Description               Coupon         Maturity        Market Value
----------------------------------------------------------------------------------------------
            UNITED STATES GOVERNMENT & GOVERNMENT
            AGENCY OBLIGATIONS  55.4%
$   474     Government National Mortgage
            Association Pools....................   8.000%  11/15/00 to 12/15/25  $    492,906
  3,900     United States Treasury Bonds (a).....  12.000         05/15/05           5,444,751
  3,070     United States Treasury Bonds (a).....   8.125         08/15/19           4,130,102
  2,350     United States Treasury Bonds (a).....   6.250         08/15/23           2,647,416
 16,500     United States Treasury Notes (a).....   8.875         05/15/00          17,472,015
                                                                                  ------------
TOTAL LONG-TERM INVESTMENTS
  (Cost $29,407,299)............................................................    30,187,190
                                                                                  ------------
SHORT-TERM INVESTMENTS  44.9%
            FOREIGN GOVERNMENT OBLIGATIONS  3.7%
240,000 (b) Japan Treasury Bill (yielding 0.13%, 02/22/99 maturity).............     2,007,243
                                                                                  ------------
            COMMERCIAL PAPER  20.8%
  1,000     Canada Government (yielding 4.71%, 12/10/98 maturity)...............       998,738
  2,000     Canada Government (yielding 5.11%, 01/11/99 maturity)...............     1,988,406
  1,650     Coca-Cola Company (yielding 4.61%, 12/01/98 maturity)...............     1,650,000
  1,700     DuPont, (E.I.) de Nemours & Co (yielding 4.65%, 12/04/98
            maturity)...........................................................     1,699,263
  1,750     General Electric Capital Corp. (yielding 4.65%, 12/04/98
            maturity)...........................................................     1,749,245
  2,000     KFW International Finance, Inc. (yielding 4.69%, 12/09/98
            maturity)...........................................................     1,997,711
    260     Motorola, Inc. (yielding 5.12%, 01/26/99 maturity)..................       257,877
  1,000     UBS Finance, Inc. (yielding 4.63%, 12/02/98 maturity)...............       999,858
                                                                                  ------------
            TOTAL COMMERCIAL PAPER..............................................    11,341,098
                                                                                  ------------
            UNITED STATES GOVERNMENT & GOVERNMENT
            AGENCY OBLIGATIONS  19.3%
  2,750     Federal Farm Credit Bank Discount Note (yielding 4.73%, 01/08/99
            maturity) (a).......................................................     2,735,863
  2,000     Federal Home Loan Bank Discount Note (yielding 4.71%, 12/30/98
            maturity)...........................................................     1,992,025
  2,750     Federal Home Loan Mortgage Discount Note (yielding 4.77%, 01/22/99
            maturity) (a).......................................................     2,730,655
  1,675     Federal Home Loan Mortgage Discount Note (yielding 4.25%, 12/08/98
            maturity)...........................................................     1,673,372
  1,375     Federal Home Loan Mortgage Discount Note (yielding 4.65%, 12/23/98
            maturity)...........................................................     1,370,790
                                                                                  ------------
            TOTAL UNITED STATES GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS......    10,502,705
                                                                                  ------------
            REPURCHASE AGREEMENT  1.1%
            State Street Bank & Trust Co. (Collateralized by U.S. Government
            Obligations, $568,000 par, 4.00% coupon, dated 11/30/98, to be sold
            on 12/01/98 at $568,063)............................................       568,000
TOTAL SHORT-TERM INVESTMENTS
  (Cost $24,419,046)............................................................    24,419,046
                                                                                  ------------
TOTAL INVESTMENTS  100.3%
  (Cost $53,826,345)............................................................    54,606,236
FOREIGN CURRENCY (VARIOUS DENOMINATIONS)  1.1%
  (Cost $597,626)...............................................................       594,632
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.4%)...................................      (781,641)
                                                                                  ------------
NET ASSETS  100.0%..............................................................  $ 54,419,227
                                                                                  ============

(a) Assets segregated as collateral for forward purchase commitments.
(b) Par amount is expressed in Japanese Yen.
                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         November 30, 1998 (Unaudited)
--------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $53,826,345)........................  $ 54,606,236
Foreign Currency (Cost $597,626)............................       594,632
Cash........................................................           873
Receivables:
  Interest..................................................       205,323
  Fund Shares Sold..........................................        19,939
Forward Currency Contracts and Forward Commitments..........       254,666
Other.......................................................        28,216
                                                              ------------
      Total Assets..........................................    55,709,885
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       597,626
  Fund Shares Repurchased...................................       307,518
  Income Distributions......................................       117,781
  Distributor and Affiliates................................        65,964
  Investment Advisory Fee...................................        33,817
Accrued Expenses............................................        91,362
Trustees' Deferred Compensation and Retirement Plans........        76,590
                                                              ------------
      Total Liabilities.....................................     1,290,658
                                                              ------------
NET ASSETS..................................................  $ 54,419,227
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $ 89,305,597
Accumulated Undistributed Net Investment Income.............       835,185
Net Unrealized Appreciation.................................     1,074,020
Accumulated Net Realized Loss...............................   (36,795,575)
                                                              ------------
NET ASSETS..................................................  $ 54,419,227
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $22,430,975 and 2,839,860 shares of
      beneficial interest issued and outstanding)...........  $       7.90
    Maximum sales charge (4.75%* of offering price).........           .39
                                                              ------------
    Maximum offering price to public........................  $       8.29
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $28,914,073 and 3,638,824 shares of
      beneficial interest issued and outstanding)...........  $       7.95
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $3,074,179 and 390,148 shares of
      beneficial interest issued and outstanding)...........  $       7.88
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended November 30, 1998 (Unaudited)
-------------------------------------------------------------------------


INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $7,798).......  $ 1,956,639
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      228,459
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $27,023, $179,770 and $16,748,
  respectively).............................................      223,541
Shareholder Services........................................       41,847
Custody.....................................................       37,552
Accounting Services.........................................       36,556
Trustees' Fees and Expenses.................................       13,067
Legal.......................................................        1,284
Other.......................................................       47,400
                                                              -----------
    Total Expenses..........................................      629,706
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,326,933
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   462,059
  Forward Commitments.......................................    1,282,778
  Foreign Currency Transactions.............................      783,592
                                                              -----------
Net Realized Gain...........................................    2,528,429
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      438,434
                                                              -----------
  End of the Period:
    Investments.............................................      779,891
    Forward Commitments.....................................      297,123
    Foreign Currency Translation............................       (2,994)
                                                              -----------
                                                                1,074,020
                                                              -----------
Net Unrealized Appreciation During the Period...............      635,586
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 3,164,015
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 4,490,948
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended November 30, 1998
                  and the Year Ended May 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                           Six Months Ended     Year Ended
                                                           November 30, 1998   May 31, 1998
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.....................................    $ 1,326,933      $ 3,199,850
Net Realized Gain.........................................      2,528,429        2,027,252
Net Unrealized Appreciation/Depreciation During the
  Period..................................................        635,586       (1,174,814)
                                                              -----------      -----------
Change in Net Assets from Operations......................      4,490,948        4,052,288
                                                              -----------      -----------
Distributions from Net Investment Income..................     (1,618,584)      (3,294,238)
Distributions in Excess of Net Investment Income..........            -0-       (1,178,795)
                                                              -----------      -----------
Distributions from and in Excess of Net Investment
  Income*.................................................     (1,618,584)      (4,473,033)
                                                              -----------      -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.......      2,872,364         (420,745)
                                                              -----------      -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.................................      7,674,500       14,155,976
Net Asset Value of Shares Issued Through Dividend
  Reinvestment............................................        999,710        2,660,059
Cost of Shares Repurchased................................    (22,015,930)     (39,710,065)
                                                              -----------      -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS........    (13,341,720)     (22,894,030)
                                                              -----------      -----------
TOTAL DECREASE IN NET ASSETS..............................    (10,469,356)     (23,314,775)
NET ASSETS:
Beginning of the Period...................................     64,888,583       88,203,358
                                                              -----------      -----------
End of the Period
  (Including accumulated undistributed net investment
  income of $835,185 and $1,126,836, respectively)........    $54,419,227      $64,888,583
                                                              ===========      ===========

                                                           Six Months Ended     Year Ended
                                                           November 30, 1998   May 31, 1998
-------------------------------------------------------------------------------------------
*Distributions from and in Excess of Net Investment
  Income:
  Class A Shares..........................................    $  (629,147)     $(1,462,620)
  Class B Shares..........................................       (904,703)      (2,753,416)
  Class C Shares..........................................        (84,734)        (256,997)
                                                              -----------      -----------
                                                              $(1,618,584)     $(4,473,033)
                                                              ===========      ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                   Six Months Ended            Year Ended May 31,
                                                     November 30,     ------------------------------------
Class A Shares                                         1998(a)        1998(a)   1997(a)    1996     1995
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....            $7.553        $7.604    $  7.92   $ 8.24   $  8.26
                                                        ------        ------    -------   ------   -------
  Net Investment Income.....................              .185          .352       .526      .56       .60
  Net Realized and Unrealized Gain/Loss.....              .386          .088      (.310)   (.328)    (.016)
                                                        ------        ------    -------   ------   -------
Total from Investment Operations............              .571          .440       .216     .232      .584
                                                        ------        ------    -------   ------   -------
Less Distributions from and in Excess of Net
  Investment Income.........................              .225          .491       .532     .552      .604
                                                        ------        ------    -------   ------   -------
Net Asset Value, End of the Period..........            $7.899        $7.553    $ 7.604   $ 7.92   $  8.24
                                                        ======        ======    =======   ======   =======
Total Return (b)............................            7.71%*         5.98%      2.65%    2.81%     7.52%
Net Assets at End of the Period (In
  millions).................................            $ 22.4        $ 21.9    $  25.7   $ 36.4   $  47.9
Ratio of Expenses to Average Net Assets
  (c).......................................             1.57%         1.95%      1.57%    1.51%     1.42%
Ratio of Net Investment Income to Average
  Net Assets (c)............................             4.83%         4.69%      6.58%    6.66%     7.18%
Portfolio Turnover..........................              91%*          276%       161%     239%      209%

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended through May 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 *  Non-Annualized.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                  Six Months Ended            Year Ended May 31,
                                                    November 30,     ------------------------------------
Class B Shares                                        1998(a)        1998(a)   1997(a)    1996     1995
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...            $7.596        $7.645    $  7.96   $ 8.28   $  8.30
                                                       ------        ------    -------   ------   -------
  Net Investment Income....................              .162          .299       .477      .49       .53
  Net Realized and Unrealized Gain/Loss....              .383          .083      (.320)   (.318)    (.006)
                                                       ------        ------    -------   ------   -------
Total from Investment Operations...........              .545          .382       .157     .172      .524
                                                       ------        ------    -------   ------   -------
Less Distributions from and in Excess of
  Net Investment Income....................              .195          .431       .472     .492      .544
                                                       ------        ------    -------   ------   -------
Net Asset Value, End of the Period.........            $7.946        $7.596    $ 7.645   $ 7.96   $  8.28
                                                       ======        ======    =======   ======   =======
Total Return (b)...........................            7.25%*         4.98%      2.00%    2.06%     6.69%
Net Assets at End of the Period (In
  millions)................................            $ 28.9        $ 39.5    $  56.9   $ 97.7   $ 123.4
Ratio of Expenses to Average Net Assets
  (c)......................................             2.34%         2.72%      2.33%    2.27%     2.18%
Ratio of Net Investment Income to Average
  Net Asset (c)............................             4.09%         3.91%      5.86%    5.91%     6.41%
Portfolio Turnover.........................              91%*          276%       161%     239%      209%

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended through May 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

* Non-Annualized

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                     Six Months Ended           Year Ended May 31,
                                                       November 30,     ----------------------------------
Class C Shares                                           1998(a)        1998(a)   1997(a)    1996    1995
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period......            $7.534        $7.585    $ 7.91    $ 8.22   $8.25
                                                          ------        ------    ------    ------   -----
  Net Investment Income.......................              .158          .293      .471       .46     .51
  Net Realized and Unrealized Gain/Loss.......              .383          .087     (.324)    (.278)   .004
                                                          ------        ------    ------    ------   -----
Total from Investment Operations..............              .541          .380      .147      .182    .514
                                                          ------        ------    ------    ------   -----
Less Distributions from and in Excess of Net
  Investment Income...........................              .195          .431      .472      .492    .544
                                                          ------        ------    ------    ------   -----
Net Asset Value, End of the Period............            $7.880        $7.534    $7.585    $ 7.91   $8.22
                                                          ======        ======    ======    ======   =====
Total Return (b)..............................             7.32%*        5.02%     1.88%     2.20%   6.60%
Net Assets at End of the Period (In
  millions)...................................            $  3.1        $  3.5    $  5.6    $  9.5   $18.5
Ratio of Expenses to Average Net Assets (c)...             2.34%         2.72%     2.33%     2.27%   2.18%
Ratio of Net Investment Income to Average Net
  Assets (c)..................................             4.09%         3.90%     5.84%     5.91%   6.42%
Portfolio Turnover............................               91%*         276%      161%      239%    209%

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended through May 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 *  Non-Annualized.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Global Government Securities Fund, formerly known as Van Kampen American Capital Global Government Securities Fund, (the "Fund") is organized as a series of Van Kampen World Portfolio Series Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return through a managed balance of foreign and domestic debt securities. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. The Fund commenced investment operations on November 15, 1991. The distribution of the Fund's Class C shares commenced on April 12, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at values using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase

                         November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, original issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

    Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Time. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At November 30, 1998, for federal income tax purposes the cost of long- and short-term investments is $53,831,267, the aggregate gross unrealized appreciation is $959,243 and the aggregate gross unrealized depreciation is $184,274, resulting in net unrealized appreciation on long- and short-term investments of $774,969.

                         November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At May 31, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $38,133,185, which expires between May 31, 2003 and May 31, 2006. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, wash sales, and the mark to market of open forward currency contracts at May 31, 1998.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. Net realized gains, if any, are distributed annually.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly. Investment advisory fees are calculated monthly, based on the average daily net assets of the Fund at the annual rate of .75%. The Adviser has entered into a subadvisory agreement with Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser"), who provides advisory services to the Fund and the Adviser with respect to the Fund's investments. The Adviser pays 50% of its investment advisory fee to the Subadviser.

    For the six months ended November 30, 1998, the Fund recognized expenses of approximately $1,300, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended November 30, 1998, the Fund recognized expenses of approximately $36,600 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund. These services are provided by Van Kampen at cost.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended November 30, 1998, the Fund recognized expenses of approximately $25,200. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

                         November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At November 30, 1998, capital aggregated $32,421,360, $50,405,591 and
$6,478,646 for Classes A, B and C, respectively. For the six months ended November 30, 1998, transactions were as follows:

                                                    SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A......................................    603,613    $  4,676,407
  Class B......................................    382,215       2,930,579
  Class C......................................      8,800          67,514
                                                ----------    ------------
Total Sales....................................    994,628    $  7,674,500
                                                ==========    ============
Dividend Reinvestment:
  Class A......................................     50,099    $    388,202
  Class B......................................     72,739         566,210
  Class C......................................      5,869          45,298
                                                ----------    ------------
Total Dividend Reinvestment....................    128,707    $    999,710
                                                ==========    ============
Repurchases:
  Class A......................................   (713,287)   $ (5,507,539)
  Class B...................................... (2,012,991)    (15,803,760)
  Class C......................................    (91,052)       (704,631)
                                                ----------    ------------
Total Repurchases.............................. (2,817,330)   $(22,015,930)
                                                ==========    ============

                         November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    At May 31, 1998, capital aggregated $32,864,290, $62,712,562 and $7,070,465 for Classes A, B and C, respectively. For the year ended May 31, 1998, transactions were as follows:

                                                    SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A......................................    752,769    $  5,695,255
  Class B......................................  1,071,748       8,110,111
  Class C......................................     46,375         350,610
                                                ----------    ------------
Total Sales....................................  1,870,892    $ 14,155,976
                                                ==========    ============
Dividend Reinvestment:
  Class A......................................    122,857    $    929,454
  Class B......................................    209,735       1,595,886
  Class C......................................     17,848         134,719
                                                ----------    ------------
Total Dividend Reinvestment....................    350,440    $  2,660,059
                                                ==========    ============
Repurchases:
  Class A...................................... (1,350,521)   $(10,227,695)
  Class B...................................... (3,525,942)    (26,883,122)
  Class C......................................   (343,258)     (2,599,248)
                                                ----------    ------------
Total Repurchases.............................. (5,219,721)   $(39,710,065)
                                                ==========    ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B and Class C shares will automatically convert to Class A shares after the eighth and tenth years, respectively. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                           CONTINGENT
                                                            DEFERRED
                                                          SALES CHARGE
                                                       ------------------
YEAR OF REDEMPTION                                     CLASS B    CLASS C
-------------------------------------------------------------------------
First.................................................   4.00%      1.00%
Second................................................   4.00%       None
Third.................................................   3.00%       None
Fourth................................................   2.50%       None
Fifth.................................................   1.50%       None
Sixth and Thereafter..................................    None       None

                         November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended November 30, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $700 and CDSC on the redeemed shares of approximately $40,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitments, were $30,867,516 and $36,018,909, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward commitment.

    Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

A. FORWARD PURCHASE COMMITMENTS--The Fund trades certain securities under the terms of forward purchase commitments, whereby the settlement occurs at a specific future date. Forward purchase commitments are privately negotiated transactions between the Fund and dealers. While forward purchase commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. The forward purchase commitments are marked to market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation.

                         November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    The following forward purchase commitments were outstanding at November 30, 1998:

PAR AMOUNT
 IN LOCAL                                                              UNREALIZED
 CURRENCY                                 SETTLEMENT     CURRENT      APPRECIATION/
   (000)            DESCRIPTION              DATE         VALUE       DEPRECIATION
-----------------------------------------------------------------------------------
  2,000-CA$  Canada (Government of),
             8.75%, 12/01/05
             maturity.................    01/14/99     $ 1,596,973    $      20,718
  2,000-CA$  Canada (Government of),
             5.25%, 09/01/03
             maturity.................    12/18/98       1,333,210           17,107
  6,500-DKK  Denmark (Kingdom of),
             8.00%, 05/15/03
             maturity.................    02/26/99       1,161,904            3,112
  1,200-XEU  France (Government of),
             8.25%, 04/25/22
             maturity.................    02/19/99       2,043,015           82,088
  2,150-XEU  France (Government of),
             7.50%, 04/25/05
             maturity.................    01/28/99       3,002,277          (15,953)
  2,000-XEU  France (Republic of),
             4.50%, 07/12/03
             maturity.................    02/12/99       2,399,988            7,796
  2,650-XEU  France (Republic of),
             5.25%, 04/25/08
             maturity.................    01/14/99       3,339,025           28,656
180,000-JPY  Japan (Government of),
             3.40%, 03/22/04
             maturity.................    02/26/99       1,648,653          (11,467)
  1,000-NZD  New Zealand (Government
             of), 8.00%, 04/15/04
             maturity.................    12/02/98         590,511            1,431
  3,600-XEU  Spain (Government of),
             5.15%, 07/30/09
             maturity.................    02/19/99       4,339,100          103,319
  7,000-SEK  Sweden (Kingdom of),
             6.00%, 02/09/05
             maturity.................    02/26/99         942,620            4,071
  3,000-GBP  United Kingdom, 7.75%,
             09/08/06 maturity........    02/19/99       5,893,855          114,185
  3,900-ECU  United Kingdom, 4.25%,
             01/29/01 maturity........    02/12/99       4,600,089            3,904
                                                       -----------    -------------
                                                       $32,891,220    $     358,967
                                                       ===========    =============

B. CLOSED BUT UNSETTLED FORWARD COMMITMENTS--In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transaction at the time the forward commitment is closed. However, settlement of both the purchase and sale is still scheduled to occur in the denominated foreign currency at a future date. The net difference in the amount of foreign currency on the trade is marked

                         November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

to market daily with any fluctuation included as a component of unrealized gain/loss on forwards.

    The following closed but unsettled forward transactions were outstanding at November 30, 1998:

                                                              UNREALIZED
                                                                 GAIN
                                          LOCAL CURRENCY        ON NET       US$ NET
                                          --------------       CURRENCY    RECEIVABLE
       DESCRIPTION/CURRENCY          RECEIVABLE    PAYABLE    DIFFERENCE   (PAYABLE)
-------------------------------------------------------------------------------------
AUSTRALIA (COMMONWEALTH OF) --
  DOLLAR
  (500,000 par, 7.50%, 07/15/05)...    574,030      579,332   $       23   $   (3,332)
FRANCE (GOVERNMENT OF) -- FRANC
  (5,000,000 par, 7.25%,
    04/25/06)......................  6,366,900    6,182,900          544       32,342
FRANCE (GOVERNMENT OF) -- ECU
  (1,000,000 par, 7.50%,
    04/25/05)......................  1,251,788    1,255,648           23       (4,467)
FRANCE (GOVERNMENT OF) -- ECU
  (5,600,000 par, 8.25%,
    04/25/22)......................  8,248,296    8,285,225          746      (42,747)
UNITED KINGDOM (TREAS NOTES) -- ECU
  (900,000 par, 4.25%, 01/29/01)...    915,601      917,671       20,552       (2,365)
                                                              ----------   ----------
                                                              $   21,888   $  (20,569)
                                                              ==========   ==========

C. FORWARD CURRENCY CONTRACTS--A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

                         November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    The following forward currency contracts were outstanding as of November 30, 1998:

                                                             UNREALIZED
                                               CURRENT      APPRECIATION/
                                                VALUE       DEPRECIATION
-------------------------------------------------------------------------
LONG CONTRACTS
Australian Dollar,
  800,000 expiring 01/12/99................  $   503,030    $      30,054
Canadian Dollar,
  1,400,000 expiring 01/08/99..............      918,811            6,521
  1,000,000 expiring 01/13/99..............      656,299            9,928
German Mark,
  1,949,650 expiring 01/15/99..............    1,151,916          (17,710)
  1,947,989 expiring 01/15/99..............    1,150,934           (2,609)
  12,200,000 expiring 01/19/99.............    7,209,307          (41,377)
  11,605,000 expiring 01/19/99.............    6,857,705          (27,369)
Danish Krone,
  17,400,000 expiring 01/11/99.............    2,701,474           68,302
Swiss Franc,
  900,000 expiring 01/15/99................      647,725              662
British Pound Sterling,
  1,330,000 expiring 01/08/99..............    2,190,487          (37,662)
  1,100,000 expiring 01/14/99..............    1,811,233          (22,192)
Italian Lira,
  4,600,000,000 expiring 12/09/98..........    2,739,791          (50,963)
  4,600,000,000 expiring 01/11/99..........    2,744,210           27,990
Japanese Yen,
  340,000,000 expiring 01/21/99............    2,781,230          (52,434)
  280,000,000 expiring 01/21/99............    2,290,424          (55,381)
Swedish Krona,
  8,365,000 expiring 01/15/99..............    1,030,477            2,647
European Currency Unit (ECU),
  300,000 expiring 12/18/98................      347,553           (4,587)
  3,500,000 expiring 12/18/98..............    4,054,788          (38,427)
                                             -----------    -------------
  TOTAL LONG CONTRACTS.....................   41,787,394         (204,607)
                                             -----------    -------------

                         November 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                             UNREALIZED
                                               CURRENT      APPRECIATION/
                                                VALUE       DEPRECIATION
-------------------------------------------------------------------------
SHORT CONTRACTS
Swiss Franc,
  1,600,000 expiring 01/15/99..............  $ 1,151,512    $      18,115
  1,600,000 expiring 01/15/99..............    1,151,512            2,031
German Mark,
  1,093,959 expiring 01/15/99..............      646,346              717
Danish Krone,
  10,400,000 expiring 01/11/99.............    1,614,674            5,011
British Pound Sterling,
  250,000 expiring 01/08/99................      411,746            5,574
Japanese Yen,
  40,000,000 expiring 01/21/99.............      327,203            7,217
  240,000,000 expiring 02/22/99............    1,971,724           74,312
New Zealand Dollar,
  1,130,000 expiring 03/02/99..............      596,678            2,900
Italian Lira,
  900,000,000 expiring 12/09/98............      536,046            4,998
                                             -----------    -------------
          TOTAL SHORT CONTRACTS............  $ 8,407,441          120,875
                                             ===========    -------------
                                                            $     (83,732)
                                                            =============

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the six months ended November 30, 1998, are payments retained by Van Kampen of approximately $139,884.

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     U.S. Real Estate
     Utility
     Value
International/Global
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income
Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income
Capital Preservation
     Reserve
     Tax Free Money
Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our web site at
  WWW.VANKAMPEN.COM -- to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

- e-mail us by visiting
  WWW.VANKAMPEN.COM and selecting Contact Us

                  VAN KAMPEN GLOBAL GOVERNMENT SECURITIES FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer and
  Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*

EDWARD C. WOOD, III*
  Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY DEAN WITTER
INVESTMENT MANAGEMENT, INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999
    All rights reserved.

(SM) denotes a service mark of
     Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by redemption costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of dispute.